Earnings Release | December 31, 2020

KEY DEVELOPMENTS 2 Bolster Credit Risk Management • Nonaccrual loans decreased by 10% and classified loans decreased by 7% • Sales of $209 million of hotel loans to reduce risk • Loans on deferral decreased to 1.29% of total loans excluding PPP loans Measured Actions • Prudent NIM management through reduced borrowings and deposit rates • Capital generation strong for the quarter • Adopted CECL on Oct 1: ACL is 3.50% of total loans excluding PPP loans Organizational Alignment for Increased Specialization • Hired Rick Robinson as President of Wealth Management • Progress on small business platform • Progress on business line build out

EARNINGS OVERVIEW 3 1QFY21 Net Interest Income-GAAP $107.9 Noninterest Income (excl FVO Credit Adj) $15.8 Noninterest Expense $57.4 PTPP 1 $66.3 Provision $11.9 FVO Credit Adj $(1.7) Tax $11.4 Net Income $41.3 • Net interest income performed well with support from nonaccrual interest recoveries and loan accretion along with effective funding cost management • Core noninterest income performance supported by mortgage revenues, interchange income and swap fees • Expenses benefited from low OREO, consulting and travel spend • Provision charge includes partial discount on hotel loan sales • PTPP1 increased $14.5 million from the prior quarter and increased slightly year on year • Near term focus on asset quality, loan production and spread income Pre-tax Pre-provision Income¹ (PTPP) $66.1 $46.3 $52.5 $51.8 $66.3 1QFY20 2QFY20 3QFY20 4QFY20 1QFY21 1 See Non-GAAP table in appendix for further detail

NET INTEREST INCOME

Great Western Bancorp, Inc.

- Net interest income was $109.5 million, an increase of $2.0 million from the prior quarter
- Adjusted net interest income[1] was $106.1 million, an increase of $2.1 million from the prior quarter
  - Interest income was lower by $1.2 million as $3.6 million in interest recoveries partially offset the decrease from lower loan and securities yields
  - Interest expense was lower by $3.2 million driven by a $1.8 million decrease in deposit interest and a $1.4 million decrease in borrowings interest
- Net interest margin was 3.63%, an increase of 12 basis points from the prior quarter
- Adjusted net interest margin[1] was 3.52%, an increase of 12 basis points from the prior quarter
  - Excluding an 18 basis point lift from interest recoveries and accretion, underlying NIM was 3.34%, largely related to increased liquidity



Net Interest Income ($MM) and NIM
$426.6
$425.6
3.74%
3.74%
3.59%
3.51%
FY19
FY20
3.68%
3.65%
3.59%
3.55%
3.57%
3.47%
3.51%
3.40%
3.63%
3.52%
$106.7
$103.5
$107.9
$107.5
$109.5
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE)¹



NIM Analysis
3.51%
3.40%
(0.07)%
(0.04)%
(0.07)%
0.06%
0.12%
(0.03)%
0.04%
0.11%
3.63%
3.52%
4QFY20
Increased Liquidity
Securities Yields
Loans
Loan Accretion
Nonaccrual Recoveries
PPP
CECL ACL Adoption
Funding
1QFY21
NIM (FTE)
Adjusted NIM (FTE)¹

[1] Non-GAAP measures, see appendix for reconciliations.
NOTE: All references to net interest income and net interest margin are presented on a fully-tax equivalent basis unless otherwise noted.

NYSE: GWB | ir.GreatWesternBank.com
4

NET INTEREST INCOME (cont'd) 5 • PPP loan income was $5.5 million for the quarter, with $1.8 million of interest and $3.7 million of amortized fees ◦ Remaining PPP fee income to be recognized is $12.3 million ◦ $27.8 million of PPP loans processed for forgiveness in the quarter • Fixed loans, rate floors and repricing beyond 90 days are providing yield support on approximately 80% of the loan portfolio ◦ $4.2 billion of fixed loans with a yield of 4.34% ◦ $1.9 billion of variable loans have reached their floors with a yield of 4.20% ◦ $1.2 billion of variable loans repricing after 90 days with a yield of 4.45% Rate Floor Summary $4.2B, 4.34% $1.9B, 4.20% $0.3B, 4.36% $0.9B, 4.49% $0.2B, 3.58% $1.2B, 2.84% Fixed or At Floor Reprice After 90 Days Reprice Within 90 Days Fixed Variable - Floor Variable - No Floor • Chart shows volumes and yields at the quarter end • Variable/Adjustable: 36% Prime, 28% 5 yr Treasury, 36% all other PPP Summary Original Current Balance ($MM) Balance ($MM) # Loans Average Under $150k $137.9 $135.0 3,780 $35,713 $150k to $350k $105.2 $104.6 466 $224,412 $350k to $2MM $323.1 $301.9 394 $766,213 $2MM+ $161.1 $158.0 44 $3,591,208 Total $727.3 $699.5 4,684 $149,332 Jun20 Sep20 Dec20 Remain Fee Schedule ($MM) $2.6 $4.4 $3.7 $12.3

NONINTEREST INCOME

Great Western Bancorp, Inc.

- Noninterest income was $14.1 million for the quarter, an increase of $18.1 million from the prior quarter, driven by a $2.0 million increase in core revenue items and a $23.7 million improvement in fair value adjustments and derivative interest items, offset by a $7.6 million decrease in securities gains
  - The increase in core fee revenue was driven by slight increases in mortgage banking revenue on strong origination demand and in service charges from a continued rebound in customer transaction activity, along with a $1.2 million increase in swap sales revenue
  - The improvement in fair value adjustments and derivative interest was driven primarily by a $21.5 million decrease in charges due to improvements in fair value adjustments and lower realized losses on certain FVO loans

Noninterest Income ($MM)



$5.8
$62.9
$(0.2)
$(7.8)
$7.9
$3.4
$63.1
$(74.3)
$1.2
$17.2
$(2.7)
$0.4
$14.6
$(15.1)
$1.6
$14.1
$(27.4)
$7.9
$0.1
$17.2
$(29.2)
$0.2
$1.3
$18.1
$(5.5)
FY19
FY20
1QFY20
2QFY20
3QFY20
4QFY20
1QFY21
Noninterest Income excl FV Adj & Deriv Int
Swap Sales
G/L on Securities
FV Adj & Deriv Int

Q1FY21 Noninterest Income Profile ($MM)



$19.4
$(3.4)
$(0.4)
$(1.7)
$0.2
$14.1
Core Noninterest Income¹
Derivative Interest
CVA/DVA
FVO Credit Adjustments
Gain on Securities
Total Noninterest Income

[1] Service charges, wealth management, mortgage, swap sales and other

NYSE: GWB | ir.GreatWesternBank.com

6

Provision for Credit Losses ($MM) $40.9 $118.4 $8.1 $71.8 $21.6 $16.9 $11.9 $58.7 $12.1 $59.7 $59.7 Provision for Credit Losses Incremental Environmental Overlay for COVID-19 FY19 FY20 1QFY20 2QFY20 3QFY20 4QFY20 1QFY21 7 EXPENSES & PROVISION • Total noninterest expense was $57.4 million for the quarter, a decrease of $17.5 million from the prior quarter ◦ $12.3 million total decrease in costs associated with FHLB prepayment, FDIC loss-sharing agreement, severance, closure, consulting and unfunded commitment reserve, all of which were incurred in the prior quarter ◦ $4.0 million decrease in OREO costs with lower provisioning ◦ $1.6 million decrease in professional services with lower consulting costs and FDIC insurance premium • Provision for credit losses was $11.9 million for the quarter, compared to $16.9 million in the prior quarter under the incurred loss model Noninterest Expense ($MM) $265.0 $66.1 $224.9 $56.9 $67.0 $74.9 $57.4 $742.4 $742.4 Noninterest Expense (excl Goodwill & Intangible Impairment) Goodwill & Intangible Impairment FY19 FY20 1QFY20 2QFY20 3QFY20 4QFY20 1QFY21

CREDIT COVERAGE & CECL

Great Western Bancorp, Inc.

- The ACL was $308.8 million as of December 31, 2020, an increase of $158.9 million from the allowance for loan and lease losses of $149.9 million as of September 30, 2020
  - Adoption of CECL on October 1, 2020, led to a Day 1 increase in the ACL of $177.3 million
- The ratio of ACL to total loans was 3.24% as of December 31, 2020, an increase from 1.49% as of September 30, 2020. Excluding PPP loans the ratio was 3.50%
- Economic Factors: Oxford GDP and Unemployment
  - Decrease driven primarily by improved unemployment forecasts
- Portfolio Changes: change in loan volumes and terms, credit quality, chargeoffs, and qualitative adjustments
  - Increase from COVID-19 loan concentration risk offset by chargeoffs and reduced volumes

Total Credit Coverage[1] = 3.56%
Excluding PPP[1] = 3.84%

	2018	2019	2020	21Q1	21Q2	21Q3	21Q4	2022
GDP[2]	2.2	3.6	-3.6	2.8	2.9	3.2	3.2	3
Unemployment[2]	3.9	3.7	8.3	6.9	6.7	6.5	6.2	5.6

- ACL excludes Unfunded Commitment Reserve
  - October 1 = $2.4 million
  - December 31 = $2.3 million
- FV adjustment reflects effective coverage on the loan portfolio accounted for at fair value

CECL Waterfall ($MM)



$30.5
$149.9
$177.3
$30.5
$327.2
$(43.7)
$25.3
$27.5
$308.8
September 30
Day 1 Adjustment
October 1
Economic Factors
Portfolio Changes
December 31
ACL (ALLL on Sep 30)
FV Adjustment

[1] Total Credit Coverage is ACL, FV Adjustment and Unfunded Commitment Reserve
[2] Source: Oxford Economics - Annual Percentage Change

NYSE: GWB | ir.GreatWesternBank.com 8

CAPITAL

Great Western Bancorp, Inc.

- Tier 1 and total capital ratios were 12.7% and 14.3%, respectively, as of December 31, 2020, compared to 11.8% and 13.3% as of September 30, 2020
- The common equity tier 1 (CET1) capital ratio and tier 1 leverage ratio were 12.0% and 9.7%, respectively, as of December 31, 2020, compared to 11.0% and 9.4% as of September 30, 2020
    - Tangible common equity ratio[1] of 8.3% (8.8% excluding PPP loans)
    - All regulatory capital ratios remain above regulatory minimums to be considered "well capitalized"
    - The Company has elected the 5 year CECL transition for regulatory capital ratios, resulting in an add-back of $129.5 million to common equity tier 1 capital
- On January 27, 2021, the Company's Board of Directors declared a dividend of $0.01 per common share payable on February 26, 2021 to stockholders of record as of close of business on February 12, 2021

Capital Ratio Summary



14.3%
4.3%
10.0%
12.7%
4.7%
8.0%
12.0%
5.5%
6.5%
9.7%
4.7%
5.0%
8.8%²
8.3%
Total Capital
Tier 1 Capital
CET1
Leverage Ratio
TCE Ratio¹
Well-Capitalized
Difference to Well-Capitalized

Capital Trend



12.5%
11.4%
9.2%
13.0%
12.0%
9.6%
12.7%
11.7%
9.6%
13.3%
11.8%
9.2%
14.3%
12.7%
8.8%
8.3%
FY17
FY18
FY19
FY20
1QFY21
Tier 1 Capital
TCE / TA¹
Total Capital
Excludes PPP Loans

[1] Non-GAAP measures, see appendix for reconciliations
[2] Excludes PPP loans

NYSE: GWB | ir.GreatWesternBank.com

9

DEPOSITS 10 • Total deposits were $11.37 billion as of December 31, 2020, an increase of $364.5 million from the prior quarter ◦ $438.5 million increase in checking and savings balances ◦ $67.9 million decrease in time deposits driven in part by lower offering rates • Deposit yields decreased 7 basis points to 0.21% driven by a reduction in time deposits yields of 26 basis points to 0.68% and by the impact on mix from increased noninterest bearing deposits Deposits ($MM) $1,856 $1,843 $1,956 $2,587 $2,858 $5,847 $6,043 $6,248 $7,139 $7,436 $1,275 $1,847 $2,096 $1,283 $1,079 $8,978 $9,733 $10,300 $11,009 $11,373 Noninterest-Bearing Interest-Bearing Demand Time FY17 FY18 FY19 FY20 1QFY21 Cost of Deposits 0.86% 0.75% 0.37% 0.28% 0.21% 1.75% 0.25% 0.25% 0.25% 0.25% Cost of Deposits Fed Funds Rate 1QFY20 2QFY20 3QFY20 4QFY20 1QFY21

Loan Portfolio - Key Segments¹ Agriculture $1.6B Accommodation² $1.0B HealthCare $1.0B Construction $0.5B Manufacturing $0.3B Wholesale Trade $0.3B Finance and Insurance $0.2B Prof, Scien, Tech Oth Services $0.4B Other C&I $0.5B Other CRE-Owner Occupied $0.8B Other CRE-Non Owner Occupied $1.3B Res RE, Oth Multifamily and Other $0.8B Consumer/RE/Other $0.8B LOAN OVERVIEW 11 • Total loans outstanding were $9.52 billion as of December 31, 2020, a decrease of $0.56 billion from the prior quarter • Average total loans outstanding were $9.57 billion as of December 31, 2020, a decrease of $0.45 billion from the prior quarter • The decrease in loans during the quarter was driven by sales of $208.8 million in hotel loans, a number of payoffs in nonaccrual and classified loans, decreased originations and increased paydowns across the commercial, agriculture and consumer portfolios, and processing of $27.8 million of PPP loan forgiveness Total Loans ($MM) $9,385 $8,819 $727 $699 $9,009 $9,446 $9,733 $10,112 $9,518 Non-PPP Loans PPP Loans FY17 FY18 FY19 FY20 1QFY21 1 Segment classifications utilize NAICS codes and in some cases combine C&I, CRE and Residential categories 2 Hotel and Casino Hotel

CREDIT INITIATIVES 12 Effective Credit Risk Management • Improved asset quality metrics in nonaccrual and classified loans • Risk rating system providing enhanced early warnings • Consistency in risk culture and decisioning Portfolio Management • Hotel portfolio sales improved portfolio risk • Loans on deferral at 1.29% as of January 13, 2021 Specialized Credit Administration • Small business initiative for efficient underwriting and oversight • Commercial loan workout focus • Centralized management of agribusiness portfolio

Great Western Bancorp, Inc.

HOTEL SALES & LOAN DEFERRALS

- Hotel Sales
  - In the quarter we completed multiple transactions involving the sale of $208.8 million in hotel loans
  - Proceeds of $183.2 million at a 12.0% discount on loans resulted in a $25.6 million chargeoff
- Deferrals
  - Loans on deferral have decreased further to $113 million as of January 13, 2021, which is 1.20% of total loans and 1.29% of total loans excluding PPP loans
  - Hotel and casino hotel loans on deferral total $69 million, which is 7% of the total hotel portfolio excluding PPP

Loan Deferral Summary ($MM)


16.4% of Total Loans
17.7% excl PPP
1.84% of Total Loans
1.98% excl PPP
1.20% of Total Loans
1.29% excl PPP
$1,694
$183
$113
3QFY20
4QFY20
Current[1]

Segments	3QFY20 Balance ($MM)	3QFY20 % of Segment Loans	4QFY20 Balance ($MM)	4QFY20 % of Segment Loans	Current[1] Balance ($MM)	Current[1] % of Segment Loans
Accommodation (Hotel and Casino Hotel)	$861	72%	$111	9%	$69	7%
Arts Entertainment and Recreation	$79	61%	$3	3%	$8	7%
Food & Drink	$68	41%	$4	3%	$5	5%
Transportation and Warehousing	$41	20%	$1	1%	$0	0%
Retail Trade	$93	19%	$14	3%	—	—
Real Estate and Rental and Leasing	$359	14%	$19	1%	$11	1%
Other Services (except Public Administration)	$22	13%	$2	1%	$2	2%
Manufacturing	$25	7%	$14	4%	$1	0%
Wholesale Trade	$19	6%	$1	0%	$0	0%
Health Care and Social Assistance	$63	6%	$1	0%	$9	1%
Agriculture Forestry Fishing and Hunting	$19	1%	$2	0%	—	—
Other	$45	2%	$11	1%	$8	0%
	$1,694		$183		$113	

[1] Current data as of January 13, 2021

NYSE: GWB | ir.GreatWesternBank.com
13

Net Charge-offs / Average Total Loans 0.08% 0.10% 0.25% 0.20% 0.18% 0.02% 0.18% 0.08% 0.11% 0.20% 0.07% 0.17% 1.03% 0.26% 0.18% 0.36% 0.40% 0.25% 1.22% Ag Non Ag Total Discount on Hotel Loan Sales FY17 FY18 FY19 FY20 FYTD 20 FYTD 21 ASSET QUALITY METRICS 14 • Net charge-offs were $30.4 million, or 1.22% of average total loans (annualized) for the quarter, up $15.2 million and 63 basis points from the prior quarter, respectively ◦ The sale of $208.8 million in hotel loans at a 12.0% discount resulted in $25.6 million of chargeoffs ◦ Excluding hotel loan sales, net charge-offs were $4.8 million, or 0.19% of average total loans (annualized) • Nonaccrual loans were $292.4 million, a decrease of $32.6 million, or 10%, from the prior quarter • Classified loans were $716.9 million, a decrease of $52.6 million from the prior quarter Classified & Nonaccrual Loans ($MM) $172 $364 $390 $321 $107 $78 $218 $193 $83 $115 $380 $396 $36 $29 $107 $99 $255 $479 $770 $717 $143 $107 $325 $292 1.52% 1.10% 3.22% 3.07% Ag Non Ag Nonaccrual % of Total Loans 2018 2019 2020 2021 2018 2019 2020 2021

KEY LOAN SEGMENTS

Great Western Bancorp, Inc.

- Accommodation portfolio comprised of $822.6 million in hotels (excl casino hotels), $117.9 million of casino hotels, and $30.8 million of PPP loans across both segments
  - Casino hotels are $94.5 million C&I and exhibiting lower risk ratings
- 88% of the accommodation balance is concentrated within the bank's footprint
  - Diversified across more than 100 cities with largest balances in Colorado Springs, CO, Rapid City, SD, Des Moines, IA, Omaha, NE, Denver, CO, and Sioux Falls, SD
- LTV of approximately 60% for accommodation relationships over $1 million (84% of balance)
- 88% of hotel (excl casino hotels) relationships over $1 million are flagged (83% of balance)
- Minimal line commitment exposure with 88.6% of balances and commitments operational, 9.6% under construction, and 1.8% committed and not started

Balances ($MM) and Counts by Relationship Size



$7
$24
PPP[1]
$1
$192
135
0-5MM
$8
$210
30
5-10MM
$32
$264
19
10-25MM
$77
$156
7
25MM+
Hotels
Casino Hotels

Hotel & Casino Hotel Risk Rating ($MM)



Pass
Special Mention
Classified
$88
$175
$910
Sep
$124
$122
$725
Dec

Hotel & Casino Hotel Balances by State ($MM)



Midwest, 52%
Western, 36%
Non-Footprint² $113
IA $202
AZ $175
SD $135
NE $85
CO $176
Other $41
MN $44

NOTE: Accommodation portfolio consists of hotels (excl casino hotels) and casino hotels segmented by NAICS. Chart values exclude $0.4 million of balances with NAICS of hotel (excl casino hotels) that do not have a commercial classification.

[1] Consists of 126 PPP loans, most of which are related to non-PPP relationships reflected in the chart
[2] Includes AK $23, CA $18, FL $19, among others, and mostly relates to experienced in-footprint customers

NYSE: GWB | ir.GreatWesternBank.com
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Ag Portfolio by Industry Grains, 29.4% Beef Cattle, 18.5% Dairy Farms, 26.0% Hogs, 5.6% Other Specialty, 20.5% Grains, 29.4% Proteins, 50.1% Other, 20.5% KEY LOAN SEGMENTS (cont'd) 16 Health Care Portfolio Senior Care, 34.5% Skilled Nursing, 23.2% Hospitals, 23.0% All Other, 19.3% • Senior Care is $333 million or 3.5% of total loans, 96% CRE, and consists of approximately 45 relationships • Skilled nursing is $224 million or 2.4% of total loans, 94% CRE, and consists of approximately 38 relationships • Hospitals are $221 million or 2.3% of total loans, more aligned to C&I at 55% and consist of approximately 28 relationships • All other health care is $186 million or 2.0% of total loans, is also higher in C&I at 53%, and is much more fragmented across 442 relationships that include physicians, dentists, optometrists, therapists, and other specialty services as well as social assistance • Ag portfolio remains well diversified across key sub-segments • Strong demand is driving price support for grain producers into 2021 • WASDE January 12, 2021 report projected a decrease in 2020/21 corn ending stocks by 9% to 1.55 billion bushels and a 5% increase in average farm price to $4.20 per bushel • Soybean projected ending stocks for 2020/21 were reduced by 20% to 140 million bushels and projected average farm price increased 6% to $11.15 per bushel • Dairy market conditions remain supportive with Class III milk price at $15.72 in December, down from $23.34 in November and $21.61 in October *References to World Agricultural Supply and Demand Estimate (WASDE) and pricing can be found at www.usda.gov Total $1.6B Total $1.0B

Forward Looking Statements: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, strategies for managing troubled loans, the impact on the business arising from the COVID-19 pandemic and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 27, 2021 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2021. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Also note loan balance information is presented using unpaid principal balances (UPB) unless otherwise noted. DISCLOSURES 17

Appendix 1 Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted net income and adjusted earnings per common share:					
Net income (loss) - GAAP	$ **41,319**	$ 11,136	$ 5,400	$ (740,618)	$ 43,274
Add: COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**—**	—	—	713,013	—
Add: COVID-19 impact on credit and other related charges, net of tax	**—**	—	—	56,685	—
Adjusted net income	$ **41,319**	$ 11,136	$ 5,400	$ 29,080	$ 43,274
Weighted average diluted common shares outstanding	**55,247,343**	55,164,548	55,145,619	55,906,002	56,457,967
Earnings per common share - diluted	$ **0.75**	$ 0.20	$ 0.10	$ (13.25)	$ 0.77
Adjusted earnings per common share - diluted	$ **0.75**	$ 0.20	$ 0.10	$ 0.52	$ 0.77

[redacted]

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Pre-tax pre-provision income ("PTPP"):					
Income (loss) before income taxes - GAAP	**52,708**	10,279	5,878	(778,348)	55,873
Add: Provision for credit losses - GAAP	**11,899**	16,853	21,641	71,795	8,103
Add: Change in fair value of FVO loans and related derivatives - GAAP	**1,672**	24,648	25,001	10,533	2,124
Add: Goodwill impairment - GAAP	**—**	—	—	742,352	—
Pre-tax pre-provision income	$ **66,279**	$ 51,780	$ 52,520	$ 46,332	$ 66,100

[redacted]

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tangible net income and return on average tangible common equity:					
Net income (loss) - GAAP	$ **41,319**	$ 11,136	$ 5,400	$ (740,618)	$ 43,274
Add: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets, net of tax	**261**	261	261	713,440	377
Tangible net income (loss)	$ **41,580**	$ 11,397	$ 5,661	$ (27,178)	$ 43,651
Average common equity	$ **1,082,077**	$ 1,174,996	$ 1,163,724	$ 1,918,035	$ 1,908,519
Less: Average goodwill and other intangible assets	**6,004**	6,265	6,527	741,257	748,146
Average tangible common equity	$ **1,076,073**	$ 1,168,731	$ 1,157,197	$ 1,176,778	$ 1,160,373
Return on average common equity *	**15.2 %**	3.8 %	1.9 %	(155.3)%	9.0 %
Return on average tangible common equity **	**15.3 %**	3.9 %	2.0 %	(9.3)%	15.0 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

NYSE: GWB | ir.GreatWesternBank.com

19

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):					
Net interest income - GAAP	**$ 107,908**	$ 106,018	$ 106,251	$ 101,983	$ 105,173
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Net interest income (FTE)	**109,506**	107,526	107,852	103,497	106,696
Add: Current realized derivative gain (loss)	**(3,393)**	(3,541)	(3,040)	(1,250)	(890)
Adjusted net interest income (FTE)	**$ 106,113**	$ 103,985	$ 104,812	$ 102,247	$ 105,806
Average interest-earning assets	**$ 11,965,555**	$ 12,184,093	$ 12,156,505	$ 11,590,453	$ 11,543,610
Net interest margin (FTE) *	**3.63 %**	3.51 %	3.57 %	3.59 %	3.68 %
Adjusted net interest margin (FTE) **	**3.52 %**	3.40 %	3.47 %	3.55 %	3.65 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

[redacted]

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:					
Interest income - GAAP	**$ 107,323**	$ 106,305	$ 107,725	$ 111,970	$ 117,709
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Interest income (FTE)	**108,921**	107,813	109,326	113,484	119,232
Add: Current realized derivative gain (loss)	**(3,393)**	(3,541)	(3,040)	(1,250)	(890)
Adjusted interest income (FTE)	**$ 105,528**	$ 104,272	$ 106,286	$ 112,234	$ 118,342
Average non-ASC310-30 loans	**$ 9,567,679**	$ 9,977,591	$ 9,974,802	$ 9,496,153	$ 9,554,161
Yield (FTE) *	**4.52 %**	4.30 %	4.41 %	4.81 %	4.96 %
Adjusted yield (FTE) **	**4.38 %**	4.16 %	4.29 %	4.75 %	4.93 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

NYSE: GWB | ir.GreatWesternBank.com

20

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Efficiency ratio:					
Total revenue - GAAP	**$ 122,056**	$ 102,068	$ 94,568	$ 101,900	$ 120,906
Add: Tax equivalent adjustment	**1,598**	1,508	1,601	1,514	1,523
Total revenue (FTE)	**$ 123,654**	$ 103,576	$ 96,169	$ 103,414	$ 122,429
Noninterest expense	**$ 57,449**	$ 74,936	$ 67,049	$ 808,453	$ 56,930
Less: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets	**261**	261	278	742,779	427
Tangible noninterest expense	**$ 57,188**	$ 74,675	$ 66,771	$ 65,674	$ 56,503
Efficiency ratio *	**46.2 %**	72.1 %	69.4 %	63.5 %	46.2 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tangible common equity and tangible common equity to tangible assets:					
Total stockholders' equity	**$ 1,068,501**	$ 1,162,933	$ 1,160,644	$ 1,153,464	$ 1,920,669
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible common equity	**$ 1,062,597**	$ 1,156,769	$ 1,154,219	$ 1,146,761	$ 1,171,188
Total assets	**$ 12,814,383**	$ 12,604,439	$ 12,934,328	$ 12,387,808	$ 12,851,665
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible assets	**$ 12,808,479**	$ 12,598,275	$ 12,927,903	$ 12,381,105	$ 12,102,184
Tangible common equity to tangible assets	**8.3 %**	9.2 %	8.9 %	9.3 %	9.7 %

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Tangible book value per share:					
Total stockholders' equity	**$ 1,068,501**	$ 1,162,933	$ 1,160,644	$ 1,153,464	$ 1,920,669
Less: Goodwill and other intangible assets	**5,904**	6,164	6,425	6,703	749,481
Tangible common equity	**$ 1,062,597**	$ 1,156,769	$ 1,154,219	$ 1,146,761	$ 1,171,188
Common shares outstanding	**55,105,105**	55,014,189	55,014,047	55,013,928	56,382,915
Book value per share - GAAP	**$ 19.39**	$ 21.14	$ 21.10	$ 20.97	$ 34.06
Tangible book value per share	**$ 19.28**	$ 21.03	$ 20.98	$ 20.84	$ 20.77

NYSE: GWB | ir.GreatWesternBank.com 21